UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 16, 2014

OCEANEERING INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10945	95-2628227
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11911 FM 529 Houston, Texas	77041
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 329-4500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 16, 2014, the stockholders of Oceaneering International, Inc. (“Oceaneering”) approved an amendment to Oceaneering’s Restated Certificate of Incorporation to increase the number of authorized shares of capital stock from 183 million to 363 million and to increase the number of authorized shares of common stock from 180 million to 360 million. As a result of this stockholder approval, Oceaneering filed a Certificate of Amendment to its Restated Certificate of Incorporation with the Secretary of State of Delaware on May 16, 2014. A copy of the Certificate of Amendment is filed as Exhibit 3.1 to this Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 16, 2014, Oceaneering held its annual meeting of shareholders. The matters voted upon and the number of votes cast for or against (or withheld, in the case of item 1, below), as well as the number of abstentions and broker non-votes as to such matters, were as stated below:

1.	The two nominees proposed by the Board of Directors were elected as Class I directors for a three-year term that is scheduled to expire at Oceaneering’s 2017 annual meeting of shareholders, and the voting results are set forth below:

Name of Director	For	Withheld	Broker-Non-Votes
T. Jay Collins	78,475,198	14,922,838	5,995,270
D. Michael Hughes	77,993,170	15,404,866	5,995,270

2.	The amendment of Oceaneering’s Restated Certificate of Incorporation to increase the number of authorized shares of capital stock from 183 million to 363 million and to the number of authorized shares of common stock from 180 million to 360 million was approved:

For	Against	Abstentions	Broker-Non-Votes
76,124,579	22,880,360	388,367	0

3.	The compensation of Oceaneering’s named executive officers was approved, on an advisory basis, and the voting results are set forth below:

For	Against	Abstentions	Broker-Non-Votes
87,864,669	3,976,787	1,556,580	5,995,270

4.	The appointment of Ernst & Young LLP as independent auditors of Oceaneering for the year ending December 31, 2014 was ratified, and the voting results are set forth below:

For	Against	Abstentions	Broker-Non-Votes
97,940,503	949,909	502,894	0

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following is furnished as an exhibit to this report.

3.1	Certificate of Amendment to Restated Certificate of Incorporation of Oceaneering International, Inc. dated as of May 16, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEANEERING INTERNATIONAL, INC.

Date: May 16, 2014	By:	/s/ David K. Lawrence
Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

3.1	Certificate of Amendment to Restated Certificate of Incorporation of Oceaneering International, Inc. dated as of May 16, 2014.